PRELIMINARY

                                    DCX, Inc.
                       200 West Forsyth Street, Suite 800
                             Jacksonville, FL 32202

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To be held June 5, 1998 at 10:00 a.m.

                                ----------------

TO THE SHAREHOLDERS OF DCX, INC.:

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of DCX, INC. will be held at 10:00 a.m. on the fifth day of June, 1998 at the Holiday Inn--Airport, Interstate 95 and Airport Road, Jacksonville, Florida for the following purposes:

     1. To elect a board of six directors to serve for the ensuing year.

     2. To approve the Board of Directors proposed amendment to Article I of Articles of Incorporation of the Company to change in the name of the Company to________________.

     3. To approve the Equity Compensation Plan as recommended by the Board of Directors.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 17, 1998, are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     Shareholders are cordially invited to attend the meeting. Please specify your choices on the enclosed Proxy, then date, sign, and return it in the enclosed envelope. If you attend the meeting, you may revoke the Proxy and vote your shares in person.

     A copy of the 1997 Annual Report to Shareholders is enclosed.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            By:
                                               ---------------------------------
                                               Frederick G. Beisser, Secretary
Dated: May 1, 1998

                                   PRELIMINARY

                                    DCX, Inc.
                                 PROXY STATEMENT

                                 --------------

                         Annual Meeting of Shareholders
                                  June 5, 1998

                               GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of DCX, INC. (the "Company"), a Colorado corporation, by order of its Board of Directors, in connection with the solicitation of Proxies for the Annual Meeting of Shareholders of the Company. The meeting will be held at 10:00 a.m. on the fifth day of June, 1998 at the Holiday Inn--Airport, Interstate 95 and Airport Road, Jacksonville, Florida for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.


THIS SOLICITATION IS MADE BY THE BOARD OF DIRECTORS OF THE COMPANY. It is expected that this Proxy Statement and form of proxy will first be sent to shareholders on or about May 4, 1998. This Proxy Statement is being mailed in conjunction with the mailing of the Annual Report. Solicitation expenses will be paid by the Company.


Receipt, Voting and Revocation of Proxies:

All Proxies that are properly executed and received at or before the meeting will be voted at the meeting. If a shareholder specifies how the Proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If no specification is made, it will be voted for the election of the four nominees for directors named. Management knows of no other matters to come before the meeting. If any other matters are properly brought before the meeting, all Proxies will be voted in accordance with the judgment of the person or persons voting them.

Any Proxy may be revoked by a shareholder by any of the following: 1) a later dated and executed Proxy properly delivered to the Secretary of the Company before the Proxy has been voted; 2) a written notice of revocation delivered to Secretary of the Company before the close of business on the day before the meeting at 200 West Forsyth Street, Suite 800, Jacksonville, Florida; or 3) by appearing in person at the meeting and revoking the Proxy before the Proxy has been voted.


Record Date, Shares Outstanding, Voting Rights:

Only shareholders of record at the close of business on April 17, 1998 will be entitled to vote at the meeting. As of that date there were issued and outstanding 11,473,092 shares of Common Stock, no par value. Each share is entitled to one vote on all matters submitted to the shareholders. The shareholders do not have cumulative voting rights in the election of directors.

One-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any shareholder's meeting. A simple majority vote of the shares represented at the meeting and entitled to vote is necessary to approve any such matters. Votes will be counted by the Company's transfer agent, American Securities Transfer, Inc. Abstentions and broker non-votes are not considered votes in favor of items of business.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Percentages of shares held by officers and directors of the Company, as well as those parties owning more than five (5) percent of the Company's common stock, as of the date of this proxy statement, are as follows:

Security ownership of certain beneficial owners:

Based on Rule 13d-1 filings under the Exchange Act, the Company there is only one party other than management owning more than five percent of the common stock of the Company.

Security ownership of certain beneficial owners:

 Title of      Name of Beneficial               Amount & Nature of       Percent
 Class(3)      Owner (1)                        Beneficial Ownership
--------------------------------------------------------------------------------

 Common        Black & Veatch Holding Company   608,713                   6.8
               7500 Ward Parkway
               Kansas City, MO 64114

Security ownership of management:

--------------------------------------------------------------------------------

Title of       Name of Beneficial            Amount & Nature of      Percent
Class          Owner (1)                     Beneficial Ownership(2) of Class(3)

--------------------------------------------------------------------------------


Common         Jeanne M. Anderson                 114,000               1.5
               Director

Common         John C. Antenucci                 1,186,475             15.3
               President and Director

Common         Stephen Carreker, Chairman of        None                Nil
               The Board of Directors and CEO

Common         Frederick G. Beisser                10,400                @
               Chief Financial Officer, Secretary
               Treasurer,  and Director

Common         Raymund E. O'Mara                    None                Nil
               Director

Common         J. Gary Reed                         None                Nil
               Director

Common         Robin Vail                           None                Nil
               Chief Financial Officer

               All Directors and Officers
               as a group (7 persons)             1,310,875             16.9%

NOTES:

     @ The number of shares constitutes less than one percent of outstanding shares.

     1. The address for each of the directors of the company is "In Care Of DCX, Inc., 1597 Cole Boulevard, Suite 300B, Golden, CO 80401.

     2. The number of shares beneficially owned does not include 2,035,118 shares which may be acquired under Non Qualified Stock Options held by Officers and Directors of the Company. Such shares and management personnel holding them are: Ms. Anderson, 186,000; Mr. Antenucci, 531,851 Mr. Carreker, 690,622; Mr. Beisser, 268,617 shares; Mr. O'Mara, 2,500 shares; and Mr. Reed, 355,528 shares.

     3. If the options denoted in Note 2, above, were exercised, Directors and Officers would have the following percentages of outstanding common stock:
     Ms. Anderson, 3.1 percent; Mr. Antenucci 17.6 percent; Mr. Beisser, 2.9 percent; Mr. Carreker 7.1 percent; Mr. O'Mara, less than 1%; Mr. Reed, 3.6 percent and Officers and Directors as a group, 34.2 percent.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related  party  transaction.   Mr.  Antenucci  is  a  minority  partner  in  the
organization that owns the facilities leased by PlanGraphics, Inc. in Frankfort, Kentucky, at an annual lease cost to PGI of approximately $320,000.


                          MATTERS FOR SHAREHOLDER VOTE

                            1. ELECTION OF DIRECTORS


The Board of Directors recommends the election as Directors of the six nominees listed below. Directors hold office until the next Annual Meeting of Shareholders (tentatively scheduled for June 4, 1999) and until their successors are elected and qualified or until their earlier death, resignation or removal. The Articles of Incorporation, as amended, provide for a Board of Directors of not less than three and no more than seven. At present, the number of Directors of the Company has been set at four by the Company's Board of Directors. Each member of the present Board of Directors has been nominated for reelection. The election of directors requires the affirmative vote of a majority of all shares represented at the annual meeting and entitled to vote in person or by Proxy. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

       Name                     Age       Position
       ----                     ---       --------

       Jeanne M. Anderson        46       Director

       John C. Antenucci         51       Vice Chairman, President and Director

       Frederick G. Beisser      55       Vice President - Finance and
                                          Administration, Secretary, Treasurer
                                          and Director

       Stephen Carreker          47       Chairman, CEO and Director

       Raymund E. O'Mara         56       Director

       J. Gary Reed              49       Director

The Board of Directors met XXXXX times during the 1997 fiscal year; no director participated in fewer than 75 percent of the meetings during his or her term. The Company has an audit committee comprised of Mr. Carreker, Mr. O'Mara and Ms. Anderson; and a compensation committee comprised of Mr. O'Mara and Ms. Anderson. Presently it does not have a standing nominating committee.

Ms. Jeanne M. Anderson, retired, is a former President and CEO of the Company. She served as President and Chief Executive Officer from October 1, 1991 through December 31, 1996. She was Chairman of the Board of Directors from January 1, 1997 through October 2, 1997 and has been a Director of the Company continuously since 1987.

Mr. John C. Antenucci, President, was appointed a director on November 3, 1998. He is also founder, president and CEO of PlanGraphics, Inc. since 1979. He is a former president of AM/FM International, a professional association for utility industry users of GIS. He is also a former member of the National Academy of Sciences Advisory Committee for Mapping Sciences, an advisor to Ohio State University's Center for Mapping and editor of a leading textbook on geographic information systems. Mr. Antenucci holds an MS in Civil Engineering/Water Resources from Catholic University of America in Washington, DC and a Bachelor of Civil Engineering from the same institution.

Mr. Frederick G. Beisser, Vice President - Finance and Administration, joined the Company as Chief Financial Officer in July, 1990 and was promoted to his present position on March 28, 1997. He was appointed to the Board of Directors in March, 1991, at which time he became Treasurer and was appointed Secretary on October 1, 1991. Mr. Beisser is a Colorado Certified Public Accountant. Previously he headed Budget & Cost Analysis for the Air Force Accounting & Finance Center in Denver, Colorado, from 1985 to 1989. He held Air Force budget management positions in Europe, and controller and accounting positions with the Air Force in the United States and abroad. Retired with the rank of Major in 1989, he holds a Ph.D. from American International University in Canoga Park, California, an MBA from Golden Gate University in San Francisco and a BS in Business Administration from the University of Southern Colorado at Pueblo, Colorado. In addition he has diplomas from the Air War College and the Air Command & Staff College.

Mr. Stephen Carreker, Chairman and CEO, became a director of the Company on December 12, 1995. He was Director of Strategic Planning until he became President and Chief Executive Officer effective January 1, 1997. On October 2, 1997 he became Chairman and CEO. Prior to joining the Company he was manager of the geographic information systems department of IDS/IBM Manama, Bahrain; was Vice President, Geonex Corporation, Inc., and GIS Project Manager for Gwinnet County, Georgia. Mr. Carreker has over 20 years of domestic and international GIS experience. He holds a Bachelor of Landscape Architecture from the University of Georgia and was a Georgia-licensed landscape architect.

Mr. Raymund E. O'Mara was appointed a director on November 3, 1997. He is a principal with Booz Allen & Hamilton, consultants since 1996. Prior to joining Booz Allen & Hamilton Mr. O' Mara was vice president of Mason and Hanger Company, Lexington, Kentucky from 1994 to 1996. Mr. O'Mara retired from the United States Air Force in 1994 with the rank of major general; from 1993 until his retirement he was Director, Defense Mapping Agency, Bethesda, Maryland and prior to that was Vice Commander in Chief, Atlantic Command, Norfolk, Virginia for two years. Mr. O'Mara holds a Master of Arts from State University of New York at Plattsburgh, NY and BS in Electrical Engineering from the New Jersey Institute of Technology at Newark.

Mr. J. Gary Reed, was appointed director on November 3, 1998. He is Chief Operating Officer of PlanGraphics, Inc. and has been employed with PlanGraphics in several capacities since 1995. Prior to joining them he held several executive positions during a 15 year career with Geonex Corporation and was named President of the corporation in 1994. Mr. Reed holds an MBA from the Keller Graduate School of Management in Chicago and a BS in Biology from Virginia Polytechnic Institute and State University in Blacksburg, Virginia.

All directors hold office until the next annual meeting of shareholders and serve until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3, 4 and 5 submitted to the Company during and with respect to its most recent fiscal year, the Company believes that with the exception of Mr. Antenucci, all directors, officers and any beneficial owner of more than 10 percent of its registered shares are in compliance with Section 16(a) of the Exchange Act. Mr. Antenucci's Form 3 was not timely filed with the Securities and Exchange Commission.

Compensation of Directors and Officers

The following table sets forth information concerning the cash compensation paid and accrued by the Company for services rendered during the fiscal year ending September 30, 1997, to the CEO and other executive officers of the Company who had aggregate compensation exceeding $100,000. Ms. Anderson was President and CEO through December 31, 1996 when Mr. Carreker became President and CEO on January 1, 1997. On November 3, 1997 the position of president was assumed by Mr. Antenucci while Mr. Carreker remained CEO and became Chairman of the Board of Directors. Eight days of compensation was paid to Mr. Antenucci as an employee of DCX, Inc. during fiscal year 1997 subsequent to the acquisition of

PlanGraphics, Inc. although the table, below, reflects his entire compensation during the year. Robin Vail became Chief Financial Officer subsequent to September 30, 1997 and, accordingly does not appear in the table below as he did not receive compensation until after fiscal year 1997.


                                   SUMMARY COMPENSATION TABLE

                                                                  Long Term Compensation
                  Annual Compensation                             Awards
--------------------------------------------------------------    ----------------------------------------

Name and                                          Other           Restricted      Stock         All Other
Principal                                         Annual Comp-    Stock           Options       Compen-
Position          Year     Salary ($)    Bonus    ensation        Awards            (#)         sation ($)
---------         ----     ----------    -----    ----------      ------          -------       ----------

Jeanne M.         1997     $  48,317       -       $58,000#          -            111,000        $  435
Anderson          1996       116,018       -           -             -                -           1,740
                  1995       116,018       -           -             -             75,000         1,740

Stephen           1997     $ 106,958       -           -             -            660,622           -
Carreker

John C.
Antenucci         1997     $ 114,500       -        20,407*          -            531,851         2,361

     # Amount of $58,000 Other Annual Compensation represents severance payment in connection with Ms. Anderson's resignation as President and CEO.

     *Amount of Other Annual Compensation represents payment of certain deferred compensation accrued in prior fiscal years for Mr. Antenucci.

     @ Amounts of All Other Compensation represents the Company's employer contribution to 401K Retirement Savings Accounts.

The Company granted a total of 175,000 stock options to officers of the Company during fiscal year 1995 under the 1991 Stock Option Plan. None were granted in fiscal year 1996. A total of 30,000 stock options were issued to officers of the Company under the 1991 Stock Option Plan during fiscal year 1997. In addition, the Company granted incentive stock options in connection with officers' employment agreements amounting to 1,490,000 and 61,000 to a director during the fiscal year. As a result of antidilution provisions in employment agreements, 380,657 additional options were granted to officers of the Company during FY 1997.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

             Number of      % of Total
             Securities     Options/SARs
             Underlying     Granted to
             Options/SARs   Employees In  Exercise or Base    Expiration
Name         Granted        Fiscal Year   Price ($/Sh)        Date
--------------------------------------------------------------------------------

Jeanne M.     61,000          1.9%        $1.125/Share        March 27, 2002
Anderson      50,000(3)       1.4%        $0.71875/Share      January 28, 1998

Stephen       30,000          0.8%        $0.9375/Share       January 6, 2002
Carreker     380,000(1)      10.9%        $1.125/Share        March 28, 2002
             280,622(2)       8.0%        $1.125/Share        March 28, 2002

John C.
Antenucci    525,000(1)      15.0%        $1.75/Share         September 30, 2000
               6,851(2)       0.2%        $1.75/Share         September 30, 2000

     1. Grants to Messrs. Carreker and Antenucci in connection with their employment agreements consist of fully vested options of 200,000 and 300,000 shares, respectively, which are immediately exercisable, and performance options of 180,000 and 225,000, respectively, for which attainment of certain management goals vests 35%, 35%, and 30% for each of the ensuing three fiscal years at which time they become exercisable.

     2. In addition they became entitled to antidilution options of 280,622 and 6,851, respectively as of fiscal year end, fully vested or subject to performance vesting in proportion to the allocation of vested /performance shares in their original option.

     3. Grant was an extension of a previous grant of 50,000.


   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                   Number of          Value of Unexercised
                                                   Unexercised        In-The-Money
                                                   Stock Options      Stock Options
                                                   at FY-End (#)      at FY-End ($)

                Shares acquired   Value            Exercisable/       Exercisable/
Name            on Exercise (#)   Realized ($)     Unexercisable      Unexercisable
---------       ---------------   ------------     -------------      -------------
Jeanne M.
Anderson
Former Presi-         -                -           125,000/61,000(1)  $ 320,188/69,625
Dent & CEO

Stephen
Carreker
Chairman & CEO        -                -           510,622/180,000    $ 254,200/202,500-

John C.
Antenucci, Vice
Chairman & President  -                -           306,851/225,000    $      -0-/-0-

     1 Options for 50,000 shares of DCX common stock were granted under the Company's 1991 Stock Option Plan on May 15, 1992 at a price of $1.21875; additional options for 75,000 shares were granted on April 19, 1995 under the 1991 Plan at $.71875. Both grants were at fair market value; no options have been exercised to date. The grant from 1992 was extended to January 31, 1998.

     2. Mr. Carreker was granted options for 30,000 shares of DCX common stock under the Company's 1991 Stock Option plan on January 2, 1997 at a price of $1.125. In connection with his employment agreement he received fully vested stock options for 200,000 shares of the Company's common stock awarded effective January 7, 1997. In addition Mr. Carreker is entitled to 280,622 antidilution options related to his employment agreement.

     3. Mr. Antenucci received fully vested stock options for 300,000 of DCX common stock at a price of $1.75 in connection with his employment agreement on September 22, 1997. In addition, Mr. Antenucci is entitled to 6,851 antidilution options related to his employment agreement.

The Company does not have a long term incentive plan or a defined benefit or actuarial form of pension plan.

Employment Agreements.

Messrs. Carreker and Antenucci entered into three year employment agreements effective January 2, 1997 and September 22, 1997, respectively, at salaries of $175,000 per year with provisions for bonuses of up to 21% of base salary if certain goals are achieved. The executives received fully vested stock options of 200,000 for Mr. Carreker and 300,000 for Mr. Antenucci with additional options of 180,000 and 225,000 for Mr. Carreker and Antenucci, respectively, which vest upon attainment of certain performance goals. In addition, Mr. Antenucci received a one-time advance payment of $50,000 of his FY 1998 salary for entering into the agreement. The employment agreements renew automatically if the Company does not terminate the agreements by December 31, 1999 (Carreker) or June 30, 2000 (Antenucci) after which date the agreement will continue to have a remaining term of three years until the Company notifies the executive of termination. In addition, both are entitled to continued base compensation for three years following date of termination if not for death, disability, cause, voluntary resignation other than constructive termination or the expiration of the agreement's term; if termination is for one of these reasons then all benefits including salary are continued for 18 months. Mr. Antenucci is entitled to a three year consulting period at one half of average annual salary for the immediately preceding 36 month period should he exercise his option to terminate voluntarily after June 30, 2000.

Director Compensation.

Directors who are employees of the Company do not receive any additional compensation above their full time employment compensation. Nonemployee directors receive reimbursement of expenses incurred in carrying out their duties. During the fiscal year the Company did not have a standard compensation arrangement other than reimbursement of actual expenses for non-employee directors. Ms. Anderson, a non-employee director, received $6,800 for her services as a director during fiscal year 1997. Mr. O'Mara was not a director during fiscal year 1997.

The Board of Directors has unanimously approved and recommends that stockholders vote FOR Item 1.

        2. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE
                              NAME OF THE COMPANY

The Board of Directors has approved, subject to approval of the stockholders at the Annual Meeting, the change of the Company's name from DCX, Inc. to ________________, by adopting an amendment (the "Amendment") to Article I of the Articles of Incorporation of the Company. It is intended that proxies will be voted for approval of the Amendment unless otherwise directed by stockholders.

There are two primary reasons for changing the name of the Company. First, the Company sold its prior defense subcontracting manufacturing business in 1997. As part of the sale, the buyer purchased rights to the DCX name, and the Company agreed to change its name. Therefore the Company has a contractual obligation to change its name.

Second, the Company has redirected its strategic business plan and moved aggressively into the Geographic Information Systems ("GIS") industry through its acquisition of the industry leading and well respected PlanGraphics, Inc. in September, 1997. GIS is the term used to describe the systematic collection and management of spatial and other information using computers and other advanced technologies.

The Company's objective is to build an integrated company in the geographic information systems ("GIS") business. The Company intends to build on the industry position of PlanGraphics to consolidate a number of GIS service and product organizations and provide full service design, implementation, and operation of GIS computer systems and databases.

The Board believes the DCX name is associated with the defense subcontracting business, and the Company is no longer engaged in that business. The Board also believes the new name will help to build awareness of the new direction of the Company's business plans, and signify its decision to build an integrated company in the business.

The affirmative vote of the holders of at least a majority of the shares of the Company's common stock represented at the meeting and entitled to vote is required to adopt the Amendment.

The Amendment does not change any rights in respect of the authorized shares of capital stock of the Company. Article I of the Articles of Incorporation would be amended in its entirety to read as follows:

                 The name of the Corporation is________________.

The Board of Directors has unanimously approved and recommends that stockholders vote FOR Item 2.


               3. PROPOSAL TO APPROVE THE EQUITY COMPENSATION PLAN

The Board of Directors recommends approval of the Equity Compensation Plan ("Equity Compensation Plan") which the Board approved on October 31, 1997. The purpose of the Equity Compensation Plan is to attract and retain directors, officers, other employees and consultants of the Company and its subsidiaries and to provide such persons with incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value. The Board believes the Equity Compensation Plan encourages recipients of stock option grants to promote the best interests of the Company by offering them incentives and rewards in recognition of their share in the Company's progress.

The affirmative vote of the holders of at least a majority of the shares of the Company's common stock represented at the meeting and entitled to vote is required to approve the Equity Compensation Plan.

A copy of the Equity Compensation Plan is included as Appendix A to this Proxy Statement.

Summary of the Equity Compensation Plan

The following summary describes the principal features of the Equity Compensation Plan. This summary is qualified in its entirety by reference to the specific provisions of the Equity Compensation Plan, the full text of which accompanies this Proxy Statement as an appendix.

Administration. The Equity Compensation Plan will be administered by the Incentive Plan Committee composed entirely of non-employee directors of the Company as appointed from time to time by the Board of Directors of the Company. However, awards to non-employee directors of the Company , if any, shall be determined by the Board of Directors.

Structure. The Equity Compensation Plan is divided into three separate programs:
1. Discretionary Stock Option Grant Program under which eligible persons may, at the discretion of the Incentive Plan Committee or the Board of Directors, be granted Stock Options. 2. The Restricted Stock Program, under which eligible persons may, at the discretion of the Committee or the Board, be granted rights to receive shares of Common Stock, subject to certain restrictions; and 3. The Supplemental Bonus Program under which eligible persons may, at the discretion of the Incentive Plan Committee or the Board, be granted a right to receive payment, in cash, shares of common stock, or a combination thereof, of a specified amount.

Eligibility. Options, restricted stock or supplemental bonuses may be granted in the Incentive Plan Committee's discretion to Officers (4), other employees of the Company or its subsidiaries (approximately 70), and consultants (5) of the Company or its subsidiaries.
The Board may make grants to non-employee directors (2).

Effective Date and Term of the Plan. This Equity Compensation Plan shall become effective on the Plan Effective Date, which was the date of Board approval, October 31, 1997. The Plan terminates ten years after such date or upon termination of all outstanding awards in connection with a change in control, whichever is earlier.

Shares available under the Plan. The maximum number of shares of common stock under the plan shall not in aggregate exceed 4,000,000, which may be common stock of original issuance or treasury stock or a combination thereof. This authorization shall be increased automatically on each succeeding annual anniversary date of the Plan Effective Date by an amount of shares equal to that number of shares equal to one-half of one percent of the Company's then issued and outstanding shares of common stock. No more that 3,500,000 shares may be issued in connection with Incentive Stock Options. Unused and forfeited stock from awards wherein the terms were not met and shares of common stock received by the Company in payment of option fees or withholding taxes automatically become available for use under the Plan. Appropriate adjustments shall be made to the number and classes of securities issuable and outstanding awards for stock splits, stock dividends, recapitalizations and exchange of shares or other change affecting the outstanding common stock as a class without consideration for which the Board's determination shall be final, binding and conclusive.

Term of Grant. The Term of each option shall be not more than ten years from the date of grant, specify the number of shares and the option price per share and the form of payment and be reduced to a written stock option agreement executed by an officer of the Company. Incentive Stock Options shall be granted only to employees of the Company or a subsidiary and the price shall be not less than fair market value; grants to an employee who is a ten percent holder shall be priced at not less than 110 percent of the fair market value and the option term may not exceed five years from the date of grant. Options are not transferable except by will or laws of descent and distribution and generally may be exercised only by the optionee only during existence of his relationship with the Company with certain exceptions. Termination of an optionee's relationship for other than death, disability or retirement results in immediate termination of the option; upon death or disability Incentive Stock Options held by the optionee become immediately exercisable and remain so for a period of 12 months following such termination of the relationship; and finally, upon retirement an optionee's Incentive Stock Options shall remain exercisable for a period of three months from his retirement date.

Transferability. During the lifetime of an optionee, Incentive Stock Options are exercisable only by the optionee and are not assignable or transferable. Upon death prior to expiration of the option grant term, the option may be exercised by the personal representative of the optionee's estate or by the person to whom the option was transferred by his will or per laws of descent and distribution. Upon approval by the Board the optionee may assign a non-statutory stock option to his immediate family member or to a trust for such family member(s).

Federal Income Tax. The Company's obligation to deliver shares of Common Stock upon exercise of Stock Options under this plan are subject to satisfaction of all applicable federal, state and local income and employment tax withholding requirement. Upon exercise of non statutory stock options, the difference between the exercise price and the fair market value of those shares at date of exercise must be recognized by the optionee in the year of exercise as income. The fair market value of the shares on the date of exercise then becomes the tax basis for computing gain or loss on any subsequent sale.

Amendment. The Incentive Plan Committee or the Board will have the authority to amend or modify the Equity Compensation Plan unless shareholder approval is required under applicable law, provided that any amendment that would materially modify: the number of shares which may be issued, the requirements as to participation or materially increase the benefits accruing to participants will require shareholder approval.

The Board of Directors has granted stock options for the purchase of a total of 900,197 shares of the Company's Common Stock (No Par Value). These options were granted :

     In exchange for 95,334 options previously issued by the Company's subsidiary PlanGraphics, Inc. exchanged pursuant to the Acquisition Agreement, at a price of $1.00 per share with an expiration date of June 25, 2002.

     In exchange for 27,535 options previously issued by the Company's subsidiary PlanGraphics, Inc. and exchanged pursuant to the Acquisition Agreement, at a price of $0.58 per share with an expiration date of June 25, 2002.

     In exchange for 12,238 options previously issued by the Company's subsidiary PlanGraphics, Inc. and exchanged pursuant to the Acquisition Agreement at a price of $1.75 per share with an expiration date of June 25, 2002.

     765,000 to certain employees of the Company's subsidiary, PlanGraphics, Inc., at a price of $.175 per share pursuant to employment agreements executed in connection with the Acquisition Agreement and having an expiration date of September 22, 2002.

Consideration to be received by the Company will be in the form of cash or a bank check for readily available funds.

The market value as of April 20, 1998 of the underlying common stock for the above stock option grants was $1.6875 per share, or a total of $1,518,931.

Federal Income Tax Consequences. For purposes of Federal income tax laws, the recipients of the above options recognize no income for federal income tax purposes on the grant thereof. On the exercise of an option, the difference between the exercise price and the fair market value of the shares purchased under the option at the time of purchase will be recognized by the recipient in the year of exercise as income, and the fair market value of the shares on the date of exercise will be the tax basis thereof for computing gain or loss on any subsequent sale. The Company may reduce its taxable income by an amount equal to the amount recognized by the optionee as ordinary income upon exercise of a non-statutory option.

                                NEW PLAN BENEFITS
                            Equity Compensation Plan

Name and Position                  Dollar Value ($)             Number of Units
--------------------------------------------------------------------------------

CEO                                             0                             0
Executive Group                                 0                             0
Non-Executive Director Group               10,708                         6,119
Non-Executive Officer Employee Group    1,460,262                       893,988

The Board of Directors has unanimously approved and recommends that stockholders vote FOR item 3.

                                4. OTHER BUSINESS

As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. If any other matters properly come before the meeting, it is the intention of the Board of Directors to vote pursuant to the Proxies in accordance with their judgment in such matters.

                                  OTHER MATTERS


The firm of BDO Seidman, Certified Public Accountants, audited the financial statements of the Company for the period ended September 30, 1997, and has been selected to serve in such capacity for the current fiscal year. They will also provide such other services as may be necessary. BDO Seidman is expected to be present at the annual meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Proposals by Shareholders of the Company to be presented at the Annual Meeting of Shareholders to be held April 3, 1998, must be received by the Board of Directors of the Company no later than December 30, 1998 to be considered for inclusion in the Company's proxy statement and proxy for that meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS





                                            By:
                                               ---------------------------------
                                               Frederick G. Beisser, Secretary
Jacksonville, Florida
May 1, 1998

Appendix A.
                                    DCX, Inc.

                            EQUITY COMPENSATION PLAN


                                    ARTICLE I
                                     PURPOSE

     The purpose of the DCX, Inc. Equity Compensation Plan (the "Plan") is to attract and retain directors, officers, other employees and consultants of DCX, Inc. and its Subsidiaries and to provide such persons with incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value.


                                   ARTICLE II
                              STRUCTURE OF THE PLAN

     The Plan is divided into three separate programs:

A. The Discretionary Stock Option Grant Program under which eligible persons may, at the discretion of the Committee or the Board, be granted Stock Options;

B. The Restricted Stock Program under which eligible persons may, at the discretion of the Committee or the Board, be granted rights to receive shares of Common Stock, subject to certain restrictions; and

C. The Supplemental Bonus Program under which eligible persons may, at the discretion of the Committee or the Board, be granted a right to receive payment, in cash, shares of Common Stock, or a combination thereof, of a specified amount.


                                   ARTICLE III
                                   DEFINITIONS

     As used in this Plan:

     "10% Stockholder" shall mean any owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

     "Award" shall mean a grant made under this Plan in the form of Stock Options, Restricted Stock or Supplemental Bonuses.

     "Board" shall mean the Company's Board of Directors.

     "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

          (i) the acquisition, directly or indirectly by any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities;

          (ii) a change in the composition of the Board over a period of eighteen (18) consecutive months or less such that fifty percent (50%) or more of the Board members cease to be directors who either (A) have been directors continuously since the beginning of such period or (B) have been unanimously elected or nominated by the Board for election as directors during such period;

          (iii) a stockholder-approved merger or consolidation to which the Company is a party and in which (A) the Company is not the surviving entity or (B) securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

          (iv) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Employee Committee and/or the Incentive Plan Committee, as applicable.

     "Common Stock" shall mean the Company's common stock, no par value.

     "Company" shall mean DCX, Inc.

     "Date of Grant" shall mean the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "Employee" shall mean an individual who is in the employ of the Company or any Subsidiary.

     "Employee Committee" shall mean a committee composed of at least one member of the Board of Directors who may, but need not, be a Non-Employee Director. The Employee Committee is empowered hereunder to grant Awards to Eligible Employees who are not directors or "officers" of the Company as that term is defined in Rule 16a-1(f) of the Exchange Act nor "covered employees" under Section 162(m) of the Code, and to establish the terms of such Awards at the time of grant, but shall have no other authority with respect to the Plan or outstanding Awards except as expressly granted by the Plan.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time listed on any stock exchange, or traded on the Nasdaq National Market, or any other securities trading market that reports daily the closing selling price per share of Common Stock, the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the stock exchange or other securities trading market determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted on such exchange or trading market.

          (ii) If there is no closing selling price for the Common Stock on the date in question, or if the Common Stock is neither listed on a stock exchange or traded on a securities trading market that reports daily the closing selling price per share of the Common Stock, then the Fair Market Value shall be deemed to be the average of the representative closing bid and asked prices on the date on question as reported by the Nasdaq Stock Market or other reporting entity selected by the Committee.

          (iii) In the event the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock shall be determined, in good faith, by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

     "Incentive Plan Committee" shall mean a committee consisting entirely of Non-Employee Directors of the Board, who are empowered hereunder to take all action required in the administration of the Plan and the grant and administration of Awards hereunder. The Incentive Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Members of the Incentive Plan

Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. Notwithstanding the foregoing, at any time that there are fewer than two Non-Employee Directors on the Board or when no Incentive Plan Committee has been appointed by the Board, all powers of the Incentive Plan Committee shall be vested in the Board.

     "Incentive Stock Option" shall mean a Stock Option that (i) qualifies as an "incentive stock option" under Section 422 of the Code or any successor provision and (ii) is intended to be an incentive stock option.

     "Non-Employee Director" shall mean a director of the Company who meets the definition of (i) a "non-employee director" set forth in Rule 16b-3 under the Exchange Act, as amended, or any successor rule and (ii) an "outside director" set forth in Treasury Regulation 1.162-27, as amended, or any successor rule.

     "Non-Statutory Option" shall mean a Stock Option that (i) does not qualify as an "incentive stock option" under Section 422 of the Code or any successor provision or (ii) is not intended to be an incentive stock option.

     "Optionee" shall mean the person so designated in an agreement evidencing an outstanding Stock Option.

     "Option Price" shall mean the purchase price payable by a Participant upon the exercise of a Stock Option.

     "Participant" shall mean a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time a director, officer or other Employee of the Company or any Subsidiary, (ii) is at that time a consultant or other independent advisor who provides services to the Company or a Subsidiary, or (iii) has agreed to commence serving in any capacity set forth in (i) or (ii) of this definition.

     "Plan" shall mean the Company's Equity Incentive Plan as set forth herein.

     "Plan Effective Date" shall mean October 31, 1997, the date on which this Plan was approved by the Company's Board of Directors.

     "Redemption Value" shall mean the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

     "Restricted Stock" shall mean shares of Common Stock granted under Article VII that are subject to restrictions imposed pursuant to said Article.

     "SEC" shall mean the U.S. Securities and Exchange Commission and any successor thereto.

     "Stock Option" shall mean a right granted under the Plan to a Participant to purchase Common Stock at a stated price for a specified period of time.

     "Subsidiary" shall mean a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any subsidiary corporation of the Company as defined in Section 424(f) of the Code.

     "Supplemental Bonus" shall mean the right to receive payment in cash of an amount determined pursuant to Article IX of this Plan.

     "Term" shall mean the length of time during which a Stock Option may be exercised.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     A. Delegation to the Committee. This Plan shall be administered by the Incentive Plan Committee. References herein to the "Committee" shall mean the Employee Committee and/or the Incentive Plan Committee, as applicable. References herein to the Incentive Plan Committee refer solely to the Incentive Plan Committee.

     Members of the Incentive Plan Committee and the Employee Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The action of a majority of the members of the Incentive Plan Committee and the Employee Committee present at any meeting, or acts unanimously approved in writing, shall be the acts of the Incentive Plan Committee and the Employee Committee, respectively.

     B. Powers of the Committee. The Incentive Plan Committee shall have full power and authority, subject to the provisions of this Plan, to establish such rules and regulations as it may deem appropriate for proper administration of this Plan and to make such determinations under, and issue interpretations of, the provisions of this Plan and any outstanding Awards as it may deem necessary or advisable. In addition, the Incentive Plan Committee shall have full power and authority to administer and interpret the Plan and make modifications as it may deem appropriate to conform the Plan and all actions pursuant to the Plan to any regulation or to any change in any law or regulation applicable to this Plan.

     C. Actions of the Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No director or member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all directors and members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

     D. Awards to Officers and Directors.

          1. All Awards to officers shall be determined by the Incentive Plan Committee. If the Incentive Plan Committee is not composed as prescribed in the definition of Incentive Plan Committee in Article III, the Board shall have the right to take such action with respect to any Award to an officer as it deems necessary or advisable to comply with Rule 16b-3 of the Exchange Act and any related rules, including but not limited to seeking stockholder ratification of such Award or restricting the sale of the Award or any shares of Common Stock underlying the Award for a period of six-months.

          2. Discretionary awards to Non-Employee Directors, if any, shall be determined by the Board.


                                    ARTICLE V
                                   ELIGIBILITY

     A. Discretionary Stock Option Grant Program, Restricted Stock Program and Supplemental Bonus Program. The persons eligible to participate in the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program are as follows:

          1. Employees of the Company or a Subsidiary;

          2. Members of the Board; and

          3. Consultants and other independent advisors who provide services to the Company or a Subsidiary.

     B. Selection of Participants. The Committee shall from time to time determine the Participants to whom Awards shall be granted pursuant to the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program.


                                   ARTICLE VI
                         SHARES AVAILABLE UNDER THE PLAN

     A. Maximum Number. The number of shares of Common Stock issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 4,000,000 shares of Common Stock, which may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof. This authorization shall be increased automatically on each succeeding annual anniversary of the Plan Effective Date by an amount equal to that number of shares equal to one-half of one percent of the Company's then issued and outstanding shares of Common Stock. The shares may be divided among the various Plan components as the Incentive Plan Committee shall determine, except that no more than 3,500,000 Shares shall be issued in connection with the exercise of Incentive Stock Options under the Plan. Any portion of the shares added on each succeeding anniversary of the Plan Effective Date which are unused during the Plan year beginning on such anniversary date shall be carried forward and be available for grant and issuance in subsequent Plan years, while up to 100% of the shares to be added in the next succeeding Plan year (calculated on the basis of the current Plan year's allocation) may be borrowed for use in the current Plan year. Shares of Common Stock that may be issued upon the exercise of Stock Options shall be applied to reduce the maximum number of shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Stock Options are outstanding retain as authorized and unissued Common Stock, or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

     B. Unused and Forfeited Stock. The following shares of Common Stock shall automatically become available for use under the Plan: (i) any shares of Common Stock that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any shares of Common Stock that are subject to a Stock Option that expires or is terminated for any reason, (ii) any shares of Common Stock with respect to which a Stock Option is exercised that are used for full or partial payment of the Option Price, and
(iii) any shares of Common Stock withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of a Non-Statutory Option.

     C. Capital Changes. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which grants are subsequently to be made pursuant to Article VI of this Plan, and (iii) the number and/or class of securities then included in each Award outstanding hereunder and the Option Price per share in effect under each outstanding Stock Option under this Plan. Such adjustments to the outstanding Stock Options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such Stock Options. The adjustments determined by the Committee shall be final, binding and conclusive.


                                   ARTICLE VII
                    DISCRETIONARY STOCK OPTION GRANT PROGRAM

     A. Discretionary Grant of Stock Options to Participants. The Committee may from time to time authorize grants to Participants of options to purchase shares of Common Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions (in connection with any grants under this paragraph VII.A to Non-Employee Directors, "Committee" shall mean the entire Board of Directors):

          1. Each grant shall specify the number of shares of Common Stock to which it pertains;

          2. Each grant shall specify the Option Price per share;

          3. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) shares of Common Stock that are already owned by the Optionee and have a Fair Market Value at the time of exercise that is equal to the Option Price, (iii) shares of Common Stock with respect to which a Stock Option is exercised, (iv) a recourse promissory note in favor of the Company, (v) any other legal consideration that the Committee may deem appropriate and (vi) any combination of the foregoing;

          4. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates;

          5. Any grant may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall be subject to restrictions whereby the Company has the right or obligation to repurchase all or a portion of such shares if the Participant's service to the Company is terminated before a specified time, or if certain other events occur or conditions are not met;

          6. Successive grants may be made to the same Participant regardless of
whether  any  Stock  Options   previously  granted  to  the  Participant  remain
unexercised;

          7. Each grant shall specify the conditions to be satisfied before the Stock Option or installments thereof shall become exercisable, which conditions may include a period or periods of continuous service by the Optionee to the Company or any Subsidiary, the attainment of specified performance goals and objectives, or the occurrence of specified events; as may be established by the Committee with respect to such grant;

          8. All Stock Options that meet the requirements of the Code for incentive stock options shall be Incentive Stock Options unless (i) the option agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as a Non-Statutory Option, or (ii) a grant of Incentive Stock Options to the Participant would be prohibited under the Code or other applicable law;

          9. Each grant shall specify the Term of the Stock Option, which Term shall not be greater than 10 years from the Date of Grant; and

          10. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     B. Special Terms Applicable to Incentive Stock Options. The following additional terms shall be applicable to all Incentive Stock Options granted pursuant to this Plan. Stock Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this paragraph VII.B.

          1. Incentive Stock Options shall be granted only to Employees of the Company or a Subsidiary;

          2. The Option Price per share shall not be less than the Fair Market Value per share of Common Stock on the Date of Grant;

          3. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective Date(s) of Grant) with respect to which Incentive Stock Options granted to any Employee under the Plan (or any other plan of the Company or a Subsidiary) are exercisable for the first time during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options that become exercisable for the first time in the same calendar year, the foregoing limitation on the treatment of such Stock Options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted; and

          4. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant, and the option Term shall not exceed five (5) years measured from the Date of Grant.


                                  ARTICLE VIII
                            RESTRICTED STOCK PROGRAM

     A. Awards Granted. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of shares of Common Stock. The number of shares granted as a Restricted Stock Award shall be determined by the Committee.

     B. Restrictions. A Participant's right to retain a Restricted Stock Award granted to such Participant under Article VII.A shall be subject to such restrictions, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, or the occurrence of specified events, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the shares constituting a Restricted Stock Award.

     C. Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to shares of Common Stock in accordance with its terms received by him or her as a Restricted Stock Award under this Article VIII upon his or her becoming the holder of record of such shares; provided, however, that the Participant's right to sell, encumber or otherwise transfer such shares shall be subject to the restrictions established by the Committee with respect to such Award.

     D. Enforcement of Restrictions. The Committee may in its sole discretion require a legend to be placed on the stock certificates referring to the restrictions referred to in paragraphs VIII.B and VIII.C., in order to enforce such restrictions.


                                   ARTICLE IX
                           SUPPLEMENTAL BONUS PROGRAM

     A. Non-Statutory Stock Options. The Committee, at the time of grant or at any time prior to exercise of any Non-Statutory Option, may provide for a Supplemental Bonus from the Company or a Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under such Non-Statutory Option. Such Supplemental Bonus shall be payable in cash upon the exercise of the Non-Statutory Option with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her upon the exercise of the Non-Statutory Option, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus.

     B. Restricted Stock Awards. The Committee, either at such time as the restrictions with respect to a Restricted Stock Award lapse or a Section 83(b) election is made under the Code by the Participant with respect to shares issued in connection with a Restricted Stock Award, may provide for a Supplemental Bonus from the Company or a Subsidiary. Such Supplemental Bonus shall be payable in cash and shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her with respect to shares issued in connection with a Restricted Stock Award, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus.

                                    ARTICLE X
                             TERMINATION OF SERVICE

     A. Incentive Stock Options. The following provisions shall govern the exercise of any Incentive Stock Options held by any Employee whose employment is terminated:

          1. If the Optionee's employment with the Company is terminated for any reason other than such Optionee's death, disability or retirement, all Incentive Stock Options held by the Optionee shall terminate on the date and at the time the Optionee's employment terminates, unless the Committee expressly provides in the terms of the Optionee's Stock Option Agreement that such Stock Options shall remain exercisable, to the extent vested on such termination date, for a period of three (3) months following such termination of employment.

          2. If the Optionee's employment with the Company is terminated because of such Optionee's death or disability within the meaning of Section 22(e)(3) of the Code, all Incentive Stock Options held by the Optionee shall become immediately exercisable and shall be exercisable for a period of twelve (12) months following such termination of employment.

          3. In the event Optionee's employment is terminated due to retirement, all Incentive Stock Options held by the Optionee shall remain exercisable, to the extent such Stock Options were exercisable on the date the Optionee's employment terminated, for a period of three (3) months following such termination of employment.


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


          4. In no event may any Incentive Stock Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any three
(3) or twelve (12) month exercise period, as applicable, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

     B. Non-Statutory Options. The following provisions shall govern the exercise of any Non-Statutory Options:

          1. If the Optionee's employment, service on the Board or consultancy is terminated for any reason other than such Optionee's death, disability or retirement, all Non-Statutory Options held by the Optionee shall terminate on the date of such termination, unless the Committee expressly provides in the terms of the Optionee's Stock Option Agreement, that such Stock Options shall remain exercisable, to the extent vested on such termination date, for a specified period following such termination.

          2. If the Optionee's employment, service on the Board or consultancy is terminated because of such Optionee's death or disability, all Non-Statutory Options held by the Optionee shall become immediately exercisable and shall be exercisable until the expiration of the Term of such Stock Options.

          3. If the Optionee's employment service on the Board or consultancy is terminated because of such Optionee's retirement, all Non-Statutory Options held by the Optionee shall remain exercisable, to the extent such Stock Options were exercisable on the date of such termination, until the expiration of the Term of such Stock Options.

          4. In no event may any Non-Statutory Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any specified exercise period following termination of Optionee's employment, service on the Board or consultancy, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

     C. Restricted Stock Awards. In the event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) or retirement of a Participant, all employment period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Articles X and XIV, in the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.


                                   ARTICLE XI
                        TRANSFERABILITY OF STOCK OPTIONS

     During the lifetime of the Optionee, Incentive Stock Options shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death prior to the end of the Term, any Stock Option may be exercised by the personal representative of the Optionee's estate, or by the person(s) to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Upon the prior written consent of the Board and subject to any conditions associated with such consent, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family (as that term is defined in Rule 16a-1(e) of the Exchange Act) or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate. The terms applicable to the assigned portion shall be the same as those in effect for the Stock Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Notwithstanding any assignment or transfer of a Stock Option, in no event may any Stock Option remain exercisable after the expiration of the Term of the Stock Option.


                                   ARTICLE XII
                               STOCKHOLDER RIGHTS

     The holder of a Stock Option shall have no stockholder rights with respect to the shares subject to the Stock Option until such person shall have exercised the Stock Option, paid the Option Price and become a holder of record of the purchased shares of Common Stock.

                                  ARTICLE XIII
                             ACCELERATION OF VESTING

     The Committee may, at any time in its sole discretion, accelerate the vesting of any Award made pursuant to this Plan by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the agreement relating to the Award to reflect the new vesting schedule. The acceleration of the exercise period of an Award shall not affect the expiration date of such Award.


                                   ARTICLE XIV
                                CHANGE IN CONTROL

     In the event of a Change in Control of the Company, all Awards outstanding under the Plan as of the day before the consummation of such Change in Control shall automatically accelerate for all purposes under this Plan so that each Stock Option shall become fully exercisable with respect to the total number of shares subject to such Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock as of such date, without regard to the conditions expressed in the agreements relating to such Stock Option, and the restrictions on each Restricted Stock Award shall lapse and such shares of Restricted Stock shall no longer be subject to forfeiture.


                                   ARTICLE XV
                       CANCELLATION AND REGRANT OF OPTIONS

     The Committee shall have the authority, at any and from time to time, with the consent of the affected Optionees, to effect the cancellation of any or all outstanding Stock Options and/or any Restricted Stock Awards and grant in substitution new Stock Options and/or Restricted Stock Awards covering the same or different number of shares of Common Stock. In the case of such a regrant of a Stock Option, the Option Price shall be set in accordance with Article VII on the new Date of Grant.


                                   ARTICLE XVI
                                    FINANCING

     The Committee may, in its sole discretion, authorize the Company to make a loan to a Participant in connection with the exercise of a Stock Option, and may authorize the Company to arrange or guaranty loans to a Participant by a third party in connection with the exercise of a Stock Option.


                                  ARTICLE XVII
                                 TAX WITHHOLDING

     A. Tax Withholding. The Company's obligation to deliver shares of Common Stock upon the exercise of Stock Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     B. Surrender of Shares. The Committee may, in its discretion, provide any or all holders of Non-Statutory Options under the Discretionary Stock Option Grant Program with the right to use shares of Common Stock in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of such Stock Options. Such right may be provided to any such holder in either or both of the following formats:

          1. The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

          2. The election to deliver to the Company, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.

                                  ARTICLE XVIII
                       EFFECTIVE DATE AND TERM OF THE PLAN

     This Plan shall become effective on the Plan Effective Date. This Plan shall terminate upon the earliest of (i) ten (10) years after the Plan Effective Date or (ii) the termination of all outstanding Awards in connection with a Change in Control. Upon such plan termination, all outstanding Awards shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such Awards.


                                   ARTICLE XIX
                              AMENDMENT OF THE PLAN

     A. The Incentive Plan Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, unless stockholder approval of such amendments or modifications is required under applicable law. No such amendment or modification shall adversely affect the rights and obligations with respect to Awards outstanding under the Plan at the time of such amendment or modification, unless the Participant consents to such amendment or modification.

     B. Stock Options in excess of the number of shares of Common Stock then available for issuance may be granted under this Plan, provided any excess shares actually issued under this Plan shall be held in escrow until such further action, necessary to approve a sufficient increase in the number of shares available for issuance under the Plan, is taken. If such further action is not obtained within 12 months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding, and (ii) the Company shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding. If stockholder approval of a sufficient increase in the number of shares subject to the Plan does not occur within 12 months of the grant of any Stock Option intended to be an Incentive Stock Option which is granted pursuant to this Article XIX.B, such Stock Option shall be deemed to be a Non-Statutory Option.

                                   ARTICLE XX
                              REGULATORY APPROVALS

     The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock under any Award shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted pursuant to the Plan and the shares of Common Stock issued pursuant to any Award under the Plan. No Stock Option shall be exercisable, no shares of Common Stock or other assets shall be issued or delivered under the Plan, and no transfer of any Non-Statutory Option shall be approved by the Committee, unless and until there shall have been compliance with (i) all applicable requirements of Federal and state securities laws, if applicable, including the filing and effectiveness of a registration statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares of Common Stock issuable under the Plan, and (ii) all applicable listing requirements of any stock exchange or securities market on which the shares of Common Stock are listed or traded.


                                   ARTICLE XXI
                          NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in this Plan shall confer upon any Participant any right to continue in service for any period or specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's service at any time for any reason, with or without Cause.

Appendix B
                           Form of Proxy (Front Side)

                                    DCX, Inc.
                       200 West Forsyth Street, Suite 800
                             Jacksonville, FL 32202

The undersigned acknowledges receipt of the Notice and Proxy Statement dated May 4, 1998, and hereby appoints the Board of Directors of DCX, Inc. with full power of substitution to represent the undersigned and to vote all shares of the Common Stock of DCX, Inc. , which the undersigned is entitled to vote, as indicated on this Proxy at the Meeting of Shareholders of DCX, Inc. to be held on the fifth day of June, 1998, at the Holiday Inn--Airport, I-95 and Airport Road, Jacksonville, Florida and any adjournment thereof.

1. ELECTION OF DIRECTORS:
[  ] FOR all nominees listed below         [  ] WITHHOLD AUTHORITY to vote
                                                for ALL nominees below:
(except as indicated to the contrary below).

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark through the nominee's name)

     Stephen Carreker          John C. Antenucci       Jeanne M. Anderson

     Frederick G. Beisser      Raymund O'Mara          J. Gary Reed

2. Amend the Articles of  Incorporation  to read: The name of the corporation is
_____________.                                            [ ] FOR    [ ] AGAINST

3. Approve the Equity Compensation Plan                   [ ] FOR    [ ] AGAINST

4. The Proxy is authorized to vote in their discretion upon such other business as may properly come before the meeting.



                          Form of Proxy (Reverse Side)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. This Proxy, when properly executed, will be voted in accordance with the specifications indicated by the stockholder. If no indication is made, it will be voted FOR the election of the nominees for directors listed above, and in the discretion of the Proxy upon such other matters as may properly come before the meeting.

I [ ] DO plan to attend the meeting. I [ ] DO NOT plan to attend.

                                      Dated ______________________________, 1998


                                      ------------------------------------------
                                                      (Signature)

                                      ------------------------------------------
                                                      (Signature)


                                      (Signatures(s) should correspond exactly with the name in which your certificate is issued as shown at the left.

                                      Executors, conservators, trustees, etc.
                                      should so indicate when signing. Return in the enclosed envelope.